Exhibit 10.3

AGREEMENT TO ASSIGN CONSULTING SERVICES AGREEMENT

This Agreement To Assign Consulting Services Agreement (this “Agreement”) is dated April 30, 2020, and is entered into in Nantong, People’s Republic of China (“PRC” or “China”) by and among:

Party A: Shengrong Environmental Protection Technology (Wuhan) Co., Ltd.

Address: No. 1 Fengmao Road, Qiaokou District, Wuhan City, PRC

Party B: Tongrong Technology (Jiangsu) Co., Ltd.

Address: Room 14050, Building 21(22), No.1692 Xinghu Avenue, Development District, Nantong, Jiangsu Province, PRC

Party C: Jiangsu Rong Hai Electric Power Fuel Co., Ltd.

Address: 102, Building 29, Xingfu New Town, Gangzha Distrct, Nantong, Jiangsu Province, PRC

RECITALS

(1)	Each Party A and Party B is a wholly foreign owned enterprise incorporated under the PRC laws;

(2)	Party C is a company incorporated under the PRC laws;

(3)	Party A and Party C entered into an Consulting Services Agreement dated November 30, 2018 (the “Consulting Agreement”), pursuant to which Party A provides to Party C, on an exclusive basis, consulting services pertaining to general business operation, human resources, business development and others.

(4)	Party A determined that the rights and obligations of Party A under Consulting Agreement be assigned to Party B, and Party B agrees to such assignment.

NOW THEREFORE, the Parties agree as follows:

1.	ASSIGNMENT OF CONSULTING AGREEMENT

1.1	Party A hereby transfers the Consulting Agreement and assigns all rights and obligations under Consulting Agreement to Party B, and Party B hereby accepts such assignment and transfer (the “Assignment”).

1.2	Party C hereby acknowledges this Assignment.

1.3	Pursuant to the foregoing Assignment, the Parties agree that the Consulting Agreement is hereby amended to replace and substitute Party A with Party B.

2.	GENERAL

2.1	Except as expressly set forth in this Agreement, the terms and provisions of the Consulting Agreement shall continue unmodified and in full force and effect. In the event of any conflict between this Agreement and the Consulting Agreement, this Agreement shall control.

2.2	This Agreement shall be executed in three (3) duplicate originals in both Chinese and English. Each Party shall receive one (1) duplicate original, and all originals shall be equally valid. In case of any discrepancies among the different languages, the Chinese version shall prevail.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGES]

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

PARTY A:	Shengrong Environmental Protection Technology (Wuhan) Co., Ltd.

Legal/Authorized Representative:

/s/ Renqi Yang
Name: Renqi Yang
Title: Executive Director
Date: April 30, 2020

PARTY B:	Tongrong Technology (Jiangsu) Co., Ltd.

Legal/Authorized Representative:

/s/ Yimin Jin
Name: Yimin Jin
Title: Executive Director
Date: April 30, 2020

PARTY C:	Jiangsu Rong Hai Electric Power Fuel Co., Ltd.

Legal/Authorized Representative:

/s/ Jirong Huang
Name: Jirong Huang
Title: Executive Director
Date: April 30, 2020

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